ASSIGNMENT AGREEMENT

THIS AGREEMENT is made effective as of this 15 day of August 2005

BETWEEN:

EMPORIO EXPLORATION CORP., a corporation incorporated in the Province of British Columbia, having a business office in the City of Vancouver, British Columbia, Canada
(the "**Assignor**")

AND:

SANFORD EXPLORATION (CANADA), INC., a corporation incorporated in the Province of British Columbia, having a business office in the City of Vancouver, British Columbia, Canada
(the "**Assignee**")

WHEREAS:

A. Emporio Exploration Corp. and Sanford Exploration (Canada), Inc. are in the business of resource exploration;

B. On or about December 10, 2004, Emporio Exploration Corp. entered into a Purchase and Sale Agreement with Raven Resources Inc. (the "Purchase and Sale Agreement") to purchase from Raven Resources Inc. certain unpatented mining claims situated in the Township of Gilles Limit in the Province of Ontario, more particularly described in Schedule "A" attached to and forming part of the Purchase and Sale Agreement; and

C. Upon the terms and subject to the conditions set forth in this agreement, with the consent of Raven Resources Inc., Emporio Exploration Corp. has agreed to assign and Sanford Exploration (Canada), Inc. has agreed to accept an assignment of the Purchase and Sale Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1. The Assignor hereby assigns, transfers and sets over to the Assignee all rights, title, interest and benefits held by or granted to the Assignor in and to a Purchase and Sale Agreement dated December 10, 2004 between the Assignor and Raven Resources Inc., a complete copy of which is attached hereto as Exhibit "A".

2. The Assignee hereby agrees to pay to the Assignor the sum of Forty-One Thousand and Five Hundred ($41,500) Dollars in Canadian funds on or before the sixtieth day following the date of this Agreement, failing which, this Agreement and the Assignment(s) contained herein shall be null and void, unless otherwise agreed to in writing by the parties.

3. The Assignor warrants and represents that the Purchase and Sale Agreement is in full force and effect, without modification or amendment, that it has the full right and authority to transfer said agreement and that the rights transferred herein are free of lien, encumbrance or adverse claim.

4. The Assignee hereby assumes and agrees to perform all obligations of the Assignor under the Purchase and Sale Agreement and guarantees to hold the Assignor harmless from any claim or demand, of any kind made thereunder.

5. This assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns.

6. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representations, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representations, warranties and agreements will survive the effective date of this Assignment and continue in full force and effect until six (6) months after the effective date.

7. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purpose of this Assignment.

8. This Assignment may not be amended except by an instrument in writing signed by each of the parties.

9. This Assignment and the Exhibit thereto contain the entire agreement between the parties with respect to the subject matter hereof and supercede all prior arrangements and understandings, both written and oral, express or implied, with respect thereto. Any preceding correspondence or offers are expressly superceded and terminated by this Assignment.

10. All notices and other communications required or permitted under this Assignment must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally recognized courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Emporio Exploration Corp:

#314-837 West Hastings St.
Vancouver, British Columbia
Canada, V6C 3N6
604.642.6410 ph
604.642-6411 fax

If to Sanford Exploration, Inc.:

#1303-1323 Homer Street
Vancouver, British Columbia
Canada, V6B 5T1
604.689.0959 ph

11. This Assignment will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

12. This Assignment may be executed in one or more counterparts, all of which will be considered one and the same Assignment and will become effective when one or mare counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

13. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

14. The Exhibit is attached to this Assignment and is incorporated herein.

IN WITNESS WHEREOF the parties have executed this Assignment as of the day and year first above written.

ASSIGNOR:

EMPORIO EXPLORATIONS CORP.:

Per: [signature]
Authorized Signatory

Name: Michael F. K. Mews

Title: President

ASSIGNEE:

SANFORD EXPLORATION (CANADA), INC.

Per: [signature]
Authorized Signatory

Name: Fiore Aliperti

Title: President